SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 1, 2009

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

         Nevada                   000-52419               77-0643398
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(State of incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)

      333 North Sam Houston Parkway East, Suite 600, Houston, Texas, 77060
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (281) 260-0193


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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers, Election of Directors,
            Appointment of Principal Officers

On July 1, 2009 Grant Petersen resigned as our President and Chief Executive Officer and Mark Stevenson, current Chairman of our Board of Directors was appointed to those positions. Mr. Stevenson has agreed to serve with compensation of one dollar per year until such time, if any, the Board shall propose acceptable compensation to him. Mr. Petersen remains our Principal Financial Officer, Treasurer and Vice President of Business Development.

Mark Stevenson (age 54) became a member of our Board of Directors on September 21, 2007 and was elected Chairman of that Board on January 4, 2008. Mr. Stevenson has been the President and Chief Executive Officer of Holloman Corporation since July 1998. Prior to his appointment as President, Mr. Stevenson was employed by Holloman Corporation as Executive Vice President
(1997-1998), Vice President - Pipeline Division (1979-1997) chief estimator (1977-1979) and field construction engineer (1976-1977).

Holloman Corporation is the Company's largest shareholder. As such, the Company has been engaged in a variety of related party transactions with Holloman Corporation including an Administrative Service Agreement, non-interest bearing advances to us from Holloman Corporation, debt conversions and a Contingent Farmin Agreement between us and a wholly owned subsidiary of Holloman Corporation. For a detailed discussion of these transactions, you are directed to our Form 10K filing for the year ended December 31, 2009 and our Form 8-K, filed with the Securities and Exchange Commission on April 15, 2009 and June 4, 2009, respectively.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 2, 2009                      HOLLOMAN ENERGY CORPORATION


                                          By: /s/ Mark Stevenson
                                             ---------------------------------
                                             Mark Stevenson, President and Chief
                                             Executive Officer









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